UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Odeon Credit Agreement

On April 17, 2026, Odeon Finco PLC (“Odeon”), a wholly-owned direct subsidiary of Odeon Cinemas Group Limited (“OCGL”) and an indirect subsidiary of AMC Entertainment Holdings, Inc. ( “AMC”), entered into a Credit Agreement (the “Odeon Credit Agreement”), by and among Odeon, as borrower, OCGL, as the company, the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent and security agent, pursuant to which Odeon borrowed $425,000,000 of new term loans maturing in 2031 (the “Odeon Term Loans”). The proceeds from the Odeon Term Loans were used to fund the previously announced full redemption (the “Odeon Notes Redemption”) of Odeon’s outstanding 12.750% Senior Secured Notes due 2027 (the “Odeon Notes”) and to pay related fees, costs, premiums and expenses. In connection with the Odeon Notes Redemption, the Odeon Notes will be delisted from the Official List of The International Stock Exchange.

Interest, Amortization, Guarantees and Security

The Odeon Credit Agreement provides for the Odeon Term Loans in an initial aggregate principal amount of $425,000,000 and which mature on April 17, 2031. The Odeon Term Loans bear interest at a fixed 10.50% interest rate and are subject to amortization of principal, payable in quarterly installments on the fifteenth day of each April, July, October and January (commencing on July 15, 2026), equal to 1.00% per annum. The remaining aggregate principal amount outstanding (together with accrued and unpaid interest on the principal amount) of the Odeon Term Loans is payable at maturity.

The Odeon Term Loans are, subject to limited exceptions, fully and unconditionally guaranteed on a joint and several basis by OCGL and certain subsidiaries of OCGL (the “OCGL Subsidiaries”). The Odeon Term Loans are also fully and unconditionally guaranteed by AMC, on a standalone and unsecured basis, pursuant to the terms of a Guarantee Agreement dated as of April 17, 2026 between AMC and U.S. Bank Trust Company, National Association (the “AMC Guaranty”).

The Odeon Term Loans are secured as of April 17, 2026, or will be secured on a post-closing basis, and each subject to certain agreed security principles, by OCGL and the OCGL Subsidiaries on a first-priority basis by (i) a fixed charge or security interest, as applicable, over the shares of Odeon, OCGL and certain of the OCGL Subsidiaries; (ii) an assignment of rights held by Odeon under a proceeds loan agreement between Odeon and OCGL with respect to the proceeds of the Odeon Term Loans; (iii) a fixed charge or security interest, as applicable, over certain bank accounts, intercompany receivables, intellectual property rights and other assets of Odeon, OCGL and certain of the OCGL Subsidiaries; and (iv) a floating charge over substantially all other assets of Odeon, OCGL and certain of the OCGL Subsidiaries. AMC has not pledged any of its assets to secure the Odeon Term Loans or the related guarantees and the AMC Guaranty does not benefit from any security interest over the collateral or any other asset.

Covenants and Events of Default

The Odeon Credit Agreement contains covenants that limit OCGL and the OCGL Subsidiaries’ ability to, among other things: (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) enter into transactions with its affiliates; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their respective assets; and (vii) maintain cash in the accounts of OCGL and the OCGL Subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Odeon Credit Agreement also provides for events of default, which, if any of them occur, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Odeon Term Loans to become immediately due and payable.

The foregoing summaries of the Odeon Credit Agreement and the AMC Guaranty do not purport to be complete and are qualified in their entirety by reference to the Odeon Credit Agreement and the AMC Guaranty attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Second Amendment to Muvico Credit Agreement

In connection with the Odeon Credit Agreement, on April 17, 2026, AMC, as borrower, Muvico, LLC, as borrower, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, entered into a Second Amendment (the “Second Amendment”) to the Credit Agreement dated as of July 22, 2024, as amended by the First Amendment to Credit Agreement, dated as of July 24, 2025 (the “Muvico Credit Agreement”), by and among AMC, as borrower, Muvico, LLC, as borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent.

The Second Amendment, among other things, amends the Muvico Credit Agreement to update the existing covenants and include additional covenants to make them as restrictive as those in the Odeon Credit Agreement.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On April 17, 2026, AMC issued a press release announcing the closing of the Odeon Credit Agreement and the Odeon Notes Redemption. The full text of the press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K, and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Odeon Credit Agreement, by and among Odeon Finco PLC, as borrower, Odeon Cinemas Group Limited, as the company, the lenders party thereto and U.S. Bank Trust Company, National Association, as administrative agent and security agent, dated as of April 17, 2026.
10.2	Guarantee Agreement, by and between AMC Entertainment Holdings, Inc. and U.S. Bank Trust Company, National Association, dated as of April 17, 2026.
10.3	Second Amendment to Muvico Credit Agreement, by and among AMC Entertainment Holdings, Inc. and Muvico, LLC, as borrowers, and Wilmington Savings Fund Society, FSB, as administrative agent and as collateral agent, dated as of April 17, 2026.
99.1	Press Release, dated April 17, 2026, announcing the Odeon Credit Agreement and Odeon Notes Redemption.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: April 17, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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